                             SERVICER'S CERTIFICATE
                            (PURSUANT TO SECTION 3.9
                          OF THE POOLING AND SERVICING
                         AGREEMENT, DATED MAY 31, 1997)



                           BANC ONE AUTO TRUST 1997-A



              Interest Period July 21, 1997 through August 20, 1997

              Collection Period July 1, 1997 through July 31, 1997




The undersigned officer of Bank One, Texas N.A., pursuant to the Pooling and Servicing Agreement, as Servicer, does hereby certify to the best of his knowledge and belief that the attached information is true and correct.

Date:           August 20, 1997
                ---------------

Signed by:     /s/ Jeff Stewart
               ----------------
               Jeff Stewart
               Vice President
               Bank One, Texas, N.A.

A. ORIGINAL DEAL PARAMETER INPUTS
   ------------------------------
  (A) Total Receivable Balance                                  $800,271,576.72
  (B) Total Certificate balance                                 $800,271,576.72

  (C) Class A Certificates
      (i)   Class A Percentage                                            93.00%
      (ii)  Original Class A Principal Balance                  $744,252,000.00
      (iii) Class A Pass-Through Rate                                      6.27%

  (D) Class B Certificates
      (i)   Class B Percentage                                             7.00%
      (ii)  Original Class B Principal Balance                   $56,019,576.72
      (iii) Class B Pass-Through Rate                                      6.40%


  (E) Servicing Fee Rate (per annum)                                       1.00%
  (F) Weighted Average Coupon (WAC)                                       10.35%
  (G) Weighted Average Original Maturity (WAOM)                           58.80
  (H) Weighted Average Remaining Maturity (WAM)                           53.30
  (I) Number of Receivables                                              64,763
  (J) Reserve Fund
      (i)   Reserve Fund Initial Deposit Percentage
            (of initial Certificate Balance)                               6.00%
      (ii)  Reserve Fund Initial Deposit                         $48,016,294.60
      (iii) Specified Reserve Balance

            On any Distribution Date, if Charge-Off and Delinquency Triggers not hit, greater of (J)(iii)(a) and (J)(iii)(b).

            (a) Percent of Remaining Certificate Balance:                  6.00%
            (b) Percent of Initial Certificate Balance (Floor)             1.50%

            On any Distribution Date, if Charge-Off and Delinquency Triggers hit, greater of (J)(iii)(b) and (J)(iii)(c).

            (c) Percent of Remaining Certificate Balance:                  9.00%
            Delinquency Trigger:                                           1.75%
            Loss Trigger:
                    Months 1 to 6:                                         2.00%
                    Months 7 to 15:                                        3.00%
                    Months 16 to 72:                                       2.50%

B.   INPUTS FROM PREVIOUS MONTHLY SERVICER REPORTS
     ---------------------------------------------
(A)  Total Receivable Balance                                                                                        $774,879,158.71
(B)  Total Certificate Balance                                                                                       $774,879,158.71
(C)  Total Certificate Pool Factor                                                                                         0.9682702
(D)  Class A Certificates
     (i)   Class A Certificate Balance                                                                               $720,637,069.21
     (ii)  Class A Certificate Pool Factor                                                                                 0.9682702
(E)  Class B Certificates
     (i)   Class B Certificate Balance                                                                               $ 54,242,089.49
     (ii)  Class B Certificate Pool Factor                                                                                 0.9682702
(F)  Reserve Fund Balance                                                                                            $ 46,492,749.52
(G)  Cumulative Net Losses for All Prior Periods                                                                                0.00
(H)  Charge-off Rate for Second Preceding Period                                                                               0.00%
(I)  Charge-off Rate for Preceding Period                                                                                      0.00%
(J)  Delinquency Percentage for Secondary Preceding Period                                                                     0.00%
(K)  Delinquency Percentage for Preceding Period                                                                               0.03%
(L)  Weighted Average Coupon (WAC)                                                                                            10.35%
(M)  Weighted Average Remaining Maturity (WAM)                                                                                52.75
(N)  Number of Receivables                                                                                                   63,766

C.   INPUTS FROM THE MAINFRAME
     -------------------------
(A)  Simple Interest Receivables Principal                                                                            $24,526,091.25
     (i)      Principal Collections                                                                                            $0.00
     (ii)     Prepayments in Full                                                                                              $0.00
     (iii)    Repurchased Loan Proceeds Related to Principal                                                                   $0.00
     (iv)     Other Refunds Related to Principal
(B)  Simple Interest Receivables Interest                                                                              $6,757,828.81
     (i)      Interest Collections                                                                                              0.00
     (ii)     Repurchased Loan Proceeds Related to Interest                                                                   10.35%
(C)  Weighted Average Coupon (WAC)                                                                                             51.84
(D)  Weighted Average Remaining Maturity (WAM)                                                                                62,725
(E)  Remaining Number of Receivables

(F)  Delinquent Receivables                                          Dollar Amount            Percent                        # Units
                                                                     -------------            -------                        -------
     (i)    10-59 Days Delinquent                                       $7,105,002               0.95%                           561
     (ii)   60-89 Days Delinquent                                       $1,648,134               0.22%                           138
     (iii)  90 Days or More Delinquent                                    $105,207               0.01%                             8

D.   INPUTS FROM OTHER SOURCES
     -------------------------
(A)  Reserve Fund Investment Income                                                                                      $207,290.42
(B)  Collection Account Investment Income                                                                                      $0.00
(C)  Realized Losses for Collection Period:
     (i)    Charge-offs for current Collection Period - Principal                                                         $23,401.75
     (ii)   Realized Losses for Collection Period (C)(i) - (D)(i)                                                         $23,401.75
(D)  Net Loss and Liquidated Receivables Information
     (i)    Liquidation Proceeds Related to Principal                                                                          $0.00
     (ii)   Liquidation Proceeds Related to Interest                                                                           $0.00
     (iii)  Recoveries from Prior Month Charge Offs                                                                            $0.00

E.      COLLECTIONS
        -----------
(A)     Collections allocable to interest                          $6,757,828.81
(B)     Liquidation Proceeds Related to Interest                            0.00
(C)     Repurchased Loan Proceeds Attributable to Interest                  0.00
(D)     Recoveries from Prior Month Charge Offs                             0.00
                                                                  --------------
(E)     Interest Collections                                       $6,757,828.81

Principal Collection:
(F)     Collections allocable to principal                        $24,526,091.25
(G)     Liquidation Proceeds Related to Principal                           0.00
(H)     Repurchased Loan Proceeds Attributable to Principal                 0.00
(I)     Other Refunds Related to Principal                                  0.00
                                                                 ---------------
(J)     Principal Collections                                     $24,526,091.25
(K)     Total Collections                                         $31,283,920.06

F.      DISTRIBUTABLE AMOUNTS
        ---------------------
(A)     Servicing Fee:
        (i)     Servicing Fee                                        $645,732.63
        (ii)    Prior Collection Period unpaid Servicing Fees               0.00
                                                                 ---------------
        (iii)   Total Servicing Fee                                  $645,732.63

Interest:
(B)     Class A Certificates
        (i)     Class A Monthly Interest                           $3,765,328.69
        (ii)    Class A prior period Interest Carryover Shortfall           0.00
                                                                 ---------------
        (iii)   Class A Interest Distribution                      $3,765,328.69

(C)     Class B Certificates
        (i)     Class B Monthly Interest                             $289,291.14
        (ii)    Class B prior period Interest Carryover Shortfall           0.00
                                                                 ---------------
        (iii)   Class B Interest Distribution                        $289,291.14

(D)     Total Certificate Interest Distribution                    $4,054,619.81
(E)     Total Certificate Interest Distribution plus
        Total Servicing Fee                                        $4,700,352.46

Principal:
(F)     Principal Collections                                     $24,526,091.25
(G)     Realized Losses                                                23,401.75
                                                                 ---------------
(H)     Total Monthly Principal                                   $24,549,493.00

(I)     Class A Certificates
        (i)     Class A Monthly Principal                         $22,831,011.12
        (ii)    Class A prior period Principal Carryover Shortfall          0.00
                                                                 ---------------
        (iii)   Class A Principal Distribution                    $22,831,011.12

(J)     Class B Certificates
        (i)     Class B Monthly Principal                          $1,718,481.88
        (ii)    Class B prior period Principal Carryover Shortfall          0.00
                                                                 ---------------
        (iii)   Class B Principal Distribution                     $1,718,481.88

(K)     Total Principal Distribution                              $24,549,493.00

(L)     Total Interest and Principal Distribution Amounts
        plus Servicing fee                                        $29,249,845.46

G. DISTRIBUTIONS
   -------------
(A)     Total Interest Collections available to be distributed     $6,757,828.81
(B)     Class B Percentage of Principal Collections                $1,716,843.74
(C)     Servicing Fee
        (i)     Total Servicing Fee                                  $645,732.63
        (ii)    Servicing Fee Paid                                   $645,732.63
        (iii)   Unpaid Servicing Fee                                        0.00
(D)     Total Interest Collections available to be
        distributed after Servicing Fee paid                       $6,112,096.18

Interest:

(E)     Class A Certificates
        (i)     Class A Interest Distribution                      $3,765,328.69
        (ii)    Class A Interest Distribution paid from Interest
                Collections after Servicing Fee                    $3,765,328.69
        (iii)   Total Interest Collections available after
                Class A Interest Distribution paid                 $2,346,767.49
        (iv)    Class A Interest Distribution remaining to be paid         $0.00
        (v)     Class A Interest Distribution paid from Class B
                Percentage or Principal Collection                         $0.00
        (vi)    Class A Interest Distribution remaining to be paid         $0.00
        (vii)   Class A Interest Distribution paid from Reserve Fund       $0.00
        (viii)  Class A Interest Carryover Shortfall                       $0.00
        (ix)    Class A Interest Distribution paid                 $3,765,328.69

(F)     Class B Certificates
        (i)     Class B Interest Distribution                        $289,291.14
        (ii)    Class B Interest Distribution paid from Interest
                Collections after Class A Interest Distribution      $289,291.14
        (iii)   Total Interest Collections available after Class B
                Interest Distribution paid                         $2,057,476.35
        (iv)    Class B Interest Distribution remaining to be paid         $0.00
        (v)     Class B Interest Distribution paid from
                Reserve Fund                                               $0.00
        (vi)    Class B Interest Carryover Shortfall                       $0.00
        (vii)   Class B Interest Distribution paid                   $289,291.14

(G)     Total Interest Paid                                        $4,054,619.83

(H)     Total Interest and Servicing Fee Paid                      $4,700,352.46

(I)     Total Interest Collection available after Servicing Fee
        and Class A and Class B Interest Distribution paid         $2,057,476.35

Total Collections available to be distributed:

(J)     Total Principal Collections                               $24,526,091.25

(K)     Excess Interest                                            $2,057,476.35

(L)     Less: Class B Percentage of Principal Collections used
        to pay Class A Interest Distribution                               $0.00

(M)     Total Collections available to be distributed
        as principals                                             $26,583,567.60

Principal:

(N)     Class A Certificates
        (i)     Class A Principal Distribution                    $22,831,011.12
        (ii)    Class A Principal Distribution paid from total
                Collections available to be distributed           $22,831,011.12
        (iii)   Total Collections available after Class A
                Principal Distribution paid                        $3,752,556.48
        (iv)    Class A Principal Distribution remaining to
                be paid                                                    $0.00
        (vii)   Class A Principal Distribution paid from
                Reserve Fund                                               $0.00
        (viii)  Class A Principal Carryover Shortfall                      $0.00
        (ix)    Class A Principal Distribution paid               $22,831,011.12

(O)     Class B Certificates

        (i)     Class B Principal Distribution                     $1,718,481.88
        (ii)    Class B Principal Distribution paid from total
                Collections available to be distributed            $1,718,481.88
        (iii)   Total Collections available after Class B
                Principal Distribution paid                        $2,034,074.60
        (iv)    Class B Principal Distribution remaining to
                be paid                                                    $0.00
        (vii)   Class B Principal Distribution paid from
                Reserve Fund                                               $0.00
        (viii)  Class B Principal Carryover Shortfall                      $0.00
        (ix)    Class B Principal Distribution paid                $1,718,481.88

(P)     Total Excess Cash to the Reserve Fund                      $2,034,074.60

H.    POOL BALANCE AND PORTFOLIO INFORMATION
      --------------------------------------

                                                    Beginning of Period               End of Period
                                                    -------------------               ---------------
(A)   Balance and Pool Factors
      (i)    Aggregate Balance of Certificates          $774,879,158.71               $750,329,665.71
      (ii)   Aggregate Certificate Pool Factor                0.9682702                     0.9375938
      (iii)  Class A Principal Balance                  $720,637,069.22               $697,806,058.10
      (iv)   Class A Pool Factor                              0.9682702                     0.9375938
      (v)    Class B Principal Balance                   $54,242,089.49                $52,523,607.61
      (vi)   Class B Pool Factors                             0.9682702                     0.9375938

(B)   Pool Information
      (i)    Weighted Average Coupon (WAC)                       10.35%                        10.35%
      (ii)   Weighted Average Remaining Maturity (WAM)            52.75                         51.84
      (iii)  Remaining Number of Receivables                     63,766                        62,725
      (iv)   Pool Balance                               $774,879,158.71               $750,329,665.71

I.    RECONCILIATION OF RESERVE ACCOUNT
      ---------------------------------
(A)   Beginning Reserve Account Balance                                                $46,492,749.52
(B)   Less: Draw to pay Class A Interest Distribution                                           $0.00
(C)   Reserve Account Balance after draw                                               $46,492,749.52
(D)   Less: Draw to pay Class B Interest Distribution                                           $0.00
(E)   Reserve Account Balance after draw                                               $46,492,749,52
(F)   Less: Draw to pay Class A Principal Distribution                                          $0.00
(G)   Reserve Account Balance after draw                                               $46,492,749.52
(H)   Less: Draw to pay Class B Principal Distribution                                          $0.00
(I)   Reserve Account Balance after draw                                               $46,492,749.52
(J)   Total excess Collections deposited in the Reserve Fund                            $2,034,074.60
(K)   Reserve Fund Balance                                                             $48,526,824.12
(L)   Specified Reserve Account Balance                                                $45,019,779.94
(M)   Reserve Account Release to Seller                                                 $3,507,044.17
                                                                                       --------------
(N)   Ending Reserve Account Balance                                                   $45,019,779.94
                                                                                      ===============

J.    NET LOSS AND DELINQUENCY ACCOUNT ACTIVITY
      -----------------------------------------
(A)   Liquidated Contracts
      (i)    Liquidation Proceeds Related to Principal                                                                       $0.00
      (ii)   Liquidation Proceeds Related to Interest                                                                        $0.00
                                                                                                                       -----------
      (iii)  Recoveries on Previously Liquidated Contracts                                                                   $0.00
(B)   Aggregate Net Losses for Collection Period                                                                        $23,401.75
(C)   Charge-off Rate for Collection Period (annualized) (Aggregate Net Losses)                                              0.04%
(D)   Cumulative Aggregate Net Losses for all Periods                                                                   $23,401.75

(E)   Delinquent Receivables                          Dollar Amount                                # Units
                                                     --------------                                -------
     (i)    30-59 Days Delinquent                    $7,105,002.31         0.95%                      561
      (ii)   60-89 Days Delinquent                   $1,648,134.45         0.22%                      138
      (iii)  90 Days or More Delinquent                $105,207.15         0.01%                        8

(F)   Aggregate Principal Balance of Repossessed Receivables                                                           $185,862.77


K.    TEST FOR INCREASE IN SPECIFIED RESERVE ACCOUNT BALANCE
      ------------------------------------------------------
(A)   Charge-off Plans
      (i)    Second Preceding Collection Period                       0.00%
      (ii)   Preceding Collection Period                              0.00%
      (iii)  Current Collection Period                                0.04%
      (iv)   Three Month Average (Avg.(i,ii,iii))                     0.01%

(B)   Delinquency Percentages
      (i)    Second Preceding Collection                              0.00%
      (ii)   Preceding Collection Period                              0.03%
      (iii)  Current Collection Period                                0.23%
      (iv)   Three Month Average (Avg.(i,ii,iii))                     0.09%
(C)   Loss and Delinquency Trigger Indicator      Trigger was not hit


1.  STATEMENT TO CERTIFICATEHOLDERS
    -------------------------------

                                                                                   Per $1,000 of Original
                                                              Dollars($)              Principal Balance
                                                            ---------------        ----------------------
(A)     Amount of distribution allocable to principal
        (i)  Class A Certificates                            $22,831,011.62         30.6764525
        (ii) Class B Certificates                             $1,718,481.88         30.6764525

                                                                                   Per $1,000 of Original
                                                              Dollars($)              Principal Balance
                                                            ---------------        ----------------------
(B)     Amount of distribution allocable to interest:
        (i)  Class A Certificates                             $3,765,328.69          5.0591321
        (ii) Class B Certificates                               $289,291.14          5.1641080

(C)     Pool balance as at the close of business on the
        last day of the Collection Period                   $750,329,665.71

                                                                                   Per $1,000 of Original
                                                              Dollars($)              Principal Balance
                                                            ---------------        ----------------------
(D)     Amount of the Servicing Fee paid to the Servicer
        with respect to the related Collection Period
        (i)   Total Servicing Fee                               $645,732.63
        (ii)  Class A Percentage of the Servicing Fee           $600,530.85          0.8068919
        (iii) Class B Percentage of the Servicing Fee            $45,201.74          0.8068919

                                                                                   Per $1,000 of Original
                                                              Dollars($)              Principal Balance
                                                            ---------------        ----------------------
(E)     (i)   Class A Interest Carryover Shortfall                    $0.00          0.0000000
        (ii)  Class A Principal Carryover Shortfall                   $0.00          0.0000000
        (iii) Class B Interest Carryover Shortfall                    $0.00          0.0000000
        (iv)  Class B Principal Carryover Shortfall                   $0.00          0.0000000

        Change with respect to immediately preceding
        Distribution Date:
        (v)    Class A Interest Carryover Shortfall                   $0.00          0.0000000
        (vi)   Class A Principal Carryover Shortfall                  $0.00          0.0000000
        (vii)  Class B Interest Carryover Shortfall                   $0.00          0.0000000
        (viii) Class B Principal Carryover Shortfall                  $0.00          0.0000000


                                                                                         Pool Factor
                                                                                   ----------------------
(F)     Pool factors for each class of certificates after
        giving effect to all payments allocated to
        principal
        (i)  Class A Pool Factor                                                     0.9375938
        (ii) Class B Pool Factor                                                     0.9375938

(G)     Amount of the aggregate Realized Losses, if any,
        for each Collection Period(3)                      $     23,401.75

(H)     Aggregate principal balance of all receivables
        which were more than 60 days delinquent as of the
        close of business on the last day of the preceding
        Collection Period                                   $  1,753,341.60

(I)     Amount on deposit in the Reserve Fund on such
        Distribution Date, after giving effect to
        distributions made on such Distribution Date        $ 45,019,779.94

                                                                                      Principal Balance
                                                                                   ----------------------
(J)     Aggregate outstanding principal balances for each
        class of certificates, after giving effect to
        all payments allocated to principal
        (i)  Class A Principal Balance                                               $697,806,058.10
        (ii) Class B Principal Balance                                               $ 52,523,607.61
                                                                                   ----------------------

(K)     Amounts otherwise distributable to the Class B
        Certificateholders that is being distributed to
        the Class A Certificateholders on such
        Distribution Date                                             $0.00

(L)     Aggregate Purchase Amount of Receivables
        repurchased by the Seller or purchased by the
        Servicer with respect to the Related Collection
        Period($)                                                    $0.00

M. INSTRUCTIONS TO THE TRUSTEE
   ---------------------------

On the Distribution Date, make the
following deposits and distributions:

(A) Withdraw from the Collection Account
and distribute to the Servicer:
       (i)   Servicing Fee                    $645,732.63
       (ii)  Servicing Fees retained
             by the Seller                    $645,732.63
       (iii) Servicing Fees to be             -----------
             distributed to the Seller
             on the Distribution Date
             (i-iii)                                          $0.00
                                                              -----

(B) Withdraw from the Collection Account
    and deposit in the Class A Distribution
    Account:
       (i)   for the Class A Interest
             Distribution                     $3,765,328.69
       (ii)  for the Class A Principal
             Distribution                     $22,831.011.12
       (iii) Total (i+ii)                     --------------  $26,596,339.80
                                                              --------------
(C) Withdraw from the Collection Account
    and deposit in the Class B Distribution
    Account:
       (i)   for the Class A Interest
             Distribution                     $   289,291.14
       (ii)  for the Class A Principal
             Distribution                     $ 1,718,481.16
       (iii) Total (i+ii)                     --------------  $ 2,007,773.03
                                                              --------------
                                                              $ 2,034,074.60
                                                              --------------
(D) Withdraw excess Collections from the
    Collection Account and deposit in
    the Reserve Fund

(E) Withdraw from the Reserve Fund and
    deposit in the Class A Distribution
    Account:
       (i)   Amount equal to the excess
             of the Class A Interest
             Distribution over the sum of
             Interest Collections and the
             Class B Percentage of
             Principal Collections                            $0.00
      (ii)   Amount equal to the excess of
             the Class A Principal
             Distribution over the portion
             of Principal Collections and
             Interest Collections remaining
             after the distribution of the
             Class A Interest Distribution
             and the Class B Interest
             Distribution                                     $0.00
      (iii)  Total                                            -----               $0.00
                                                                                  -----

(F) Withdraw from the Reserve Fund and deposit in the Class B Distribution Account:

      (i)    Amount equal to the excess of the
             Class B Interest Distribution over
             the portion of Interest Collections
             remaining after the distribution of
             the Class A Interest Distribution                $0.00
      (ii)   Amount equal to the excess of the
             Class B Principal Distribution
             over the portion of Principal
             Collections and Interest Collections
             remaining after the distribution of
             the Class A Interest Distribution, the
             Class B Interest Distribution and
             the Class A Principal Distribution               $0.00
      (iii)  Total                                            -----              $0.00
                                                                                 -----